Schedule of Investments (unaudited)
May 31, 2026
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 Putnam Focused Large Cap Value ETF

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 4.3%
Interactive Media & Services — 3.3%
Alphabet Inc., Class A Shares	959,611	$364,978,448
Wireless Telecommunication Services — 1.0%
T-Mobile US Inc.	603,379	113,151,664

Total Communication Services		478,130,112
Consumer Discretionary — 9.9%
Automobiles — 2.4%
General Motors Co.	3,243,164	269,960,971
Broadline Retail — 2.9%
Amazon.com Inc.	1,200,960	325,027,814 *
Hotels, Restaurants & Leisure — 2.9%
Hilton Worldwide Holdings Inc.	961,816	315,148,631
Household Durables — 1.7%
PulteGroup Inc.	1,563,049	184,721,131

Total Consumer Discretionary		1,094,858,547
Consumer Staples — 7.9%
Beverages — 2.8%
Coca-Cola Co.	3,963,304	313,140,649
Consumer Staples Distribution & Retail — 2.4%
BJ’s Wholesale Club Holdings Inc.	1,321,099	112,663,323 *
Walmart Inc.	1,321,099	152,917,209
Total Consumer Staples Distribution & Retail		265,580,532
Tobacco — 2.7%
Philip Morris International Inc.	1,681,370	298,241,411

Total Consumer Staples		876,962,592
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
ConocoPhillips	1,806,147	205,864,635
Exxon Mobil Corp.	2,767,497	402,006,614
Valero Energy Corp.	842,849	206,346,292

Total Energy		814,217,541
Financials — 18.5%
Banks — 7.3%
Bank of America Corp.	5,644,842	291,273,847
Citigroup Inc.	4,083,444	514,105,599
Total Banks		805,379,446
Capital Markets — 5.4%
Blackrock Inc.	123,844	129,649,807
Charles Schwab Corp.	2,522,053	220,301,329
Goldman Sachs Group Inc.	239,955	246,088,250
Total Capital Markets		596,039,386
Consumer Finance — 2.0%
Capital One Financial Corp.	1,200,959	225,696,225
Financial Services — 1.4%
Apollo Global Management Inc.	1,200,959	154,575,433
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
May 31, 2026
 Putnam Focused Large Cap Value ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — 2.4%
Allstate Corp.	1,321,099	$272,265,293

Total Financials		2,053,955,783
Health Care — 11.5%
Biotechnology — 1.3%
Regeneron Pharmaceuticals Inc.	239,955	147,519,535
Health Care Providers & Services — 4.1%
McKesson Corp.	361,058	268,063,902
UnitedHealth Group Inc.	480,246	182,642,356
Total Health Care Providers & Services		450,706,258
Life Sciences Tools & Services — 2.1%
Thermo Fisher Scientific Inc.	480,246	236,525,957
Pharmaceuticals — 4.0%
AstraZeneca PLC	1,098,333	203,927,488
Novo Nordisk A/S, ADR	2,041,646	93,058,225
Sanofi SA, ADR	3,362,914	146,858,454
Total Pharmaceuticals		443,844,167

Total Health Care		1,278,595,917
Industrials — 11.4%
Aerospace & Defense — 1.8%
Northrop Grumman Corp.	360,096	202,978,913
Air Freight & Logistics — 2.7%
FedEx Corp.	721,850	297,221,738
Building Products — 2.0%
Johnson Controls International PLC	1,681,370	225,404,462
Machinery — 1.2%
Ingersoll Rand Inc.	1,806,535	129,420,168
Passenger Airlines — 2.6%
Southwest Airlines Co.	6,656,416	285,893,067
Trading Companies & Distributors — 1.1%
United Rentals Inc.	120,509	119,987,196

Total Industrials		1,260,905,544
Information Technology — 17.2%
Communications Equipment — 6.0%
Cisco Systems Inc.	5,524,697	665,284,013
Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices Inc.	658,049	339,619,089 *
QUALCOMM Inc.	938,327	235,538,843
Total Semiconductors & Semiconductor Equipment		575,157,932
Software — 2.9%
Microsoft Corp.	720,539	324,415,479
Technology Hardware, Storage & Peripherals — 3.1%
Seagate Technology Holdings PLC	384,682	338,443,224

Total Information Technology		1,903,300,648
Materials — 4.6%
Chemicals — 1.7%
Corteva Inc.	2,401,906	188,021,201
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2026 Quarterly Report

 Putnam Focused Large Cap Value ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Metals & Mining — 2.9%
Freeport-McMoRan Inc.		4,924,301	$323,575,819

Total Materials			511,597,020
Real Estate — 2.0%
Industrial REITs — 2.0%
Prologis Inc.		1,561,223	223,988,664

Utilities — 4.4%
Electric Utilities — 4.4%
NextEra Energy Inc.		2,522,053	219,443,832
NRG Energy Inc.		720,539	96,609,869
PPL Corp.		4,684,005	165,766,937

Total Utilities			481,820,638
Total Investments before Short-Term Investments (Cost — $9,416,695,039)			10,978,333,006
	Rate
Short-Term Investments — 0.9%
Putnam Government Money Market Fund, Class P Shares (Cost — $105,154,123)	3.410%	105,154,123	105,154,123 (a)(b)
Total Investments — 99.9% (Cost — $9,521,849,162)			11,083,487,129
Other Assets in Excess of Liabilities — 0.1%			10,715,269
Total Net Assets — 100.0%			$11,094,202,398

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2026, the total market value of investments in Affiliated Companies was $105,154,123 and the cost was $105,154,123 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Focused Large Cap Value ETF (the “Fund”) is a separate non-diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is currently operating as a diversified Fund. In the future, the Fund may operate as a non-diversified Fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the Fund could operate as a non-diversified Fund.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not

Putnam Focused Large Cap Value ETF 2026 Quarterly Report

limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$10,978,333,006	—	—	$10,978,333,006
Short-Term Investments†	105,154,123	—	—	105,154,123
Total Investments	$11,083,487,129	—	—	$11,083,487,129

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended May 31, 2026. The following transactions were effected in such company for the period ended May 31, 2026.

	Affiliate Value at August 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$95,653,031	$786,598,635	786,598,635	$777,097,543	777,097,543

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2026
Putnam Government Money Market Fund, Class P Shares	—	$4,463,665	—	$105,154,123

Putnam Focused Large Cap Value ETF 2026 Quarterly Report